EXHIBIT 31.3

CERTIFICATION OF THE CEO PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Croteau, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of MACOM Technology Solutions Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	12/21/2016

/s/ John Croteau
John Croteau
President and Chief Executive Officer Director